                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 7-31-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 8/14/98                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor: Fretter, Inc.                                          Case No: 96-15177

                             Month Ending: 7/31/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                    -----------    -----------

Gross Profit                                                  0         27,437
                                                    ===========    ===========

         EXPENSES:
         --------

Officer Compensation                                      4,513        339,335
Salary Expenses other Employees                           5,628        428,011
Court-Ordered Stay Bonus                                               217,081
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,287         80,422
Other Taxes                                                             87,574
Rent and Lease Expense                                    2,500        106,861
Interest Expense                                              0      4,340,722
Insurance                                                 6,009        608,508
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  1,281        169,670
Computer Service Bureau                                   1,333         26,699
Travel and Entertainment                                    735         20,169
Repairs and Maintenance                                   1,054        307,665
Advertising                                                                  0
Supplies, Office Expenses, etc.                          15,819        408,290
Other: Specify Director & Trustee Fees                    6,566        162,031
Other: Other Fees                                         8,165         19,404
                                                    -----------    -----------
TOTAL EXPENSES:                                          54,890      7,322,442
                                                    -----------    -----------

NET OPERATING PROFIT/(LOSS)                             (54,890)    (7,295,005)
                                                    ===========    ===========

Add: Non-Operating Income:
       Interest Income                                      566         42,618
       Gain/Loss on Sale of Real Estate                   1,076      8,695,121
       Other Income                                      10,405      1,969,135
                                                    -----------    -----------
TOTAL                                                    12,047     10,706,874
                                                    -----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                199,244      4,148,582
       Other                                                  0        645,106
                                                    -----------    -----------

NET INCOME / (LOSS)                                    (242,087)    (1,381,819)
                                                    ===========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                                      Month Ending: 7/31/98

ASSETS:                                       Current Month        Prior Month         At Filing
Cash:                                             1,139,603          1,224,853            89,252
Inventory:                                                                               791,999
Accounts Receivable: **                          34,307,170         34,307,270        35,930,804
Insider Receivables                               3,555,136          3,555,136         7,424,547
Land and Buildings:                               5,677,266          5,677,266        49,365,801
Furniture, Fixtures & Equip.                                                             418,000
Accumulated Depreciation                           (942,485)          (942,485)      (10,623,681)
Other: Prepaids & misc.                           2,823,566          2,876,420           807,689
Other: Utility deposits                               9,865              9,975
                                                -----------        -----------       -----------

TOTAL ASSETS:                                    46,570,121         46,708,435        84,204,411
                                                ===========        ===========       ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                    49,048             51,381
Wages and Salaries:                                   5,211              7,915
Taxes Payable                                           836              5,433
Other: Prof. fees, interest, etc.                 2,739,085          2,557,710             1,390
                                                -----------        -----------       -----------
TOTAL Postpetition Liab.:                         2,794,180          2,622,439             1,390
                                                ===========        ===========       ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                           0                  0        29,002,401
All Other Secured Liab.                                   0                  0         7,371,875
                                                -----------        -----------       -----------
TOTAL Secured Liabilities:                                0                  0        36,374,276
                                                ===========        ===========       ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                        630,152            630,152         1,132,770
Unsecured Liabilities                             6,308,628          6,308,628         6,849,397
Other: Accrued Liabilities                        4,356,910          4,374,878         5,449,917
                                                -----------        -----------       -----------
TOTAL Prepetition Liab.                          11,295,690         11,313,658        13,432,084
                                                ===========        ===========       ===========

Redeemable Preferred Stock                       48,265,040         48,265,040        48,265,040
                                                -----------        -----------       -----------
Equity:
Owners' Capital:                                  1,692,451          1,692,451         1,692,451
Retained Earnings-Pre Pet.                      (16,095,421)       (16,045,421)      (15,560,830)
Retained Earnings-Post Pet.                      (1,381,819)        (1,139,272)                0
                                                -----------        -----------       -----------
TOTAL Equity:                                   (15,784,789)       (15,492,702)      (13,868,379)
                                                ===========        ===========       ===========
TOTAL LIABILITIES
AND EQUITY:                                      46,570,121         46,708,435        84,204,411
                                                ===========        ===========       ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 7/31/98
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                             361     2,770      3,131        0
State:                               827       684        755      756
Local:

FICA Withheld:                       123     1,207      1,330        0

Employers FICA:                      123     1,207      1,330        0

Unemployment Tax:
Federal:                             110         0        110        0
State:                             1,336        80      1,336       80

Sales, Use & Excise Taxes              0                             0

Property Taxes                     2,553         0      2,553        0

Workers' Compensation

Other:
                                  ------     -----     ------    -----

TOTALS                             5,433     5,948     10,545      836
                                  ======     =====     ======    =====

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                14,884       2,965         31,099
                                ------      ------     ----------
Accounts Receivable                                    37,862,306
                                ------      ------     ==========

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     AGING

POST-PETITION PAYABLES OVER 30 DAYS
7/31/98

LEONARD ARCHIVES, INC.        7,315   BILL RECONCILIATION
POST-PETITION SERVICE
  CONTRACT REPAIR CLAIM      26,749   PAYMENT TIMING WILL BE PART OF FINAL PLAN
                             ------
                             34,064
                             ======

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 7-1-98   To: 7-31-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.     Direct(1)
                                          -------       -------       -----      ----------     ---------
A.  Beginning Balance:                   428,147.36     8,487.12     8,318.90          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                     8,826.84    11,014.42     5,949.09          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                             436,974.20    19,501.54    14,267.99          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach separate
    schedule:                            342,586.61    11,014.42     7,992.78          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                 94,387.59     8,487.12     6,275.21          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 7-1-98     To: 7-31-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax               Certificate
                                                 Savings            Savings                of
                                                  Acct.              Acct.                Deposit
                                                ----------        ----------           -----------      ----------      ----------
A.  Beginning Balance:                          177,274.65              0.00            602,624.99
                                                ----------        ----------          ------------      ----------      ----------

B.  Receipts. Attach Separate Schedule:             565.53              0.00            400,000.00
                                                ----------        ----------          ------------      ----------      ----------

C.  Balance Available (A+B):                    177,840.18              0.00          1,002,624.99            0.00            0.00
                                                ----------        ----------          ------------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                 150,012.00              0.00
                                                ----------        ----------          ------------      ----------      ----------

E.  Ending Balance (C-D):                        27,828.18              0.00          1,002,624.99            0.00            0.00
                                                ----------        ----------          ------------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    2492236373
                                        ----------------------------------------


Other monies on hand (specify type and location)(i.e., CD's petty cash):


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Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated: 7/13/98                       -------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank July 1998 Cash Receipts (Account Number 4707-38120-0)

2.  Schedules of Michigan National Bank July 1998 Cash Disbursements,
Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period July 1, 1998 to July 31, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period July 1, 1998 to July 31, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account July 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account July 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period July 1, 1998 to July 31, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust July 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account July 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period July 1, 1998 to July 31, 1998 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Certificate of Deposit July 1998 Cash Receipts